SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2015

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Arrangement Agreement

On October 6, 2015, VASCO Data Security International, Inc. (“VASCO”) and 685102 N.B. Inc., a wholly-owned subsidiary of VASCO (“Purchaser and, together with VASCO, the “Purchaser Parties”), entered into an Arrangement Agreement (the “Arrangement Agreement”), providing for the acquisition (the “Acquisition”) by VASCO through Purchaser of Silanis Technology Inc. (“STI”), a leading provider of electronic signature (e-signature) and digital transaction solutions used to sign, send and manage documents, for an aggregate purchase price of $85.0 million, subject to adjustment as provided in the Arrangement Agreement and discussed below (the “Purchase Price”).

The Acquisition will be effected by means of a statutory plan of arrangement under the federal laws of Canada. As part of the arrangement, STI will amalgamate with its affiliates, Silanis International Limited (“SIL”) and Silanis Canada Inc. (“SCI” and together with STI and SIL, the “Silanis Companies”), to form a new corporate entity to be named Silanis Technology Inc. (“Silanis”). Purchaser will then proceed to acquire all of the issued and outstanding shares of Silanis for the Purchase Price in accordance with, and subject to, the terms and conditions of the Arrangement Agreement. The Purchase Price is subject to customary working capital and net indebtedness adjustments, including for debt to be repaid at the effective time, and will be net of amounts to be paid with respect to the “in-the-money” value of outstanding stock options of Silanis. A portion of the Purchase Price representing specified indemnification and adjustment escrows and an expense reserve holdback will be deposited with certain agents in escrow at closing.

The Arrangement Agreement contains customary representations, warranties and covenants of the parties to the Arrangement Agreement, including, among others, (1) covenants of the parties to use commercially reasonable efforts to cause the Acquisition to be consummated on or about November 24, 2015 or as soon thereafter as reasonably possible (provided that the closing will not occur in December 2015) and in any event by January 31, 2016 or such other date as the parties may agree to in writing, and (2) covenants of the Silanis Companies not to engage in certain actions (e.g., incurring additional indebtedness and issuing or acquiring equity securities of the Silanis Companies) without the consent of the Purchaser Parties. Pursuant to the Arrangement Agreement, the shareholders and optionholders of STI and SIL (the “Securityholders”) have agreed to indemnify the Purchaser Parties, and the Purchaser Parties have agreed to indemnify the Securityholders, for adverse consequences resulting from breaches of representations, warranties and covenants (subject to limitations set forth in the Arrangement Agreement). The Arrangement Agreement also provides that the consummation of the Acquisition is subject to various closing conditions, including approval by the Securityholders and court approval in accordance with the Canada Business Corporations Act. The Arrangement Agreement also contains customary termination provisions.

This description of the Arrangement Agreement does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

The Arrangement Agreement is attached to this Current Report on Form 8-K to provide investors with information regarding the terms of the Arrangement Agreement. The Arrangement Agreement and the above summary of its terms are not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to VASCO, the Silanis Companies, their respective subsidiaries and affiliates or any other party. The representations and warranties contained in the Arrangement Agreement have been negotiated only for the purpose of the Arrangement Agreement and are intended solely for the benefit of the parties thereto. In many cases, these representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain supplemental disclosures provided by the parties to one another in connection with the execution of the Arrangement Agreement.

Support Agreements

Concurrently with the execution of the Arrangement Agreement, the Purchaser Parties entered into voting and support agreements (the “Support Agreements”) with STI, SIL and Securityholders holding approximately 75% of the securities of each of STI and SIL (the “Supporting Securityholders”), representing more than the minimum number of votes that are required to approve the transactions contemplated by the Arrangement Agreement. Pursuant to the Support Agreements and subject to the terms and conditions thereof, each of the Supporting Securityholders agreed to vote his, her or its shares in favor of the Acquisition.

This description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the forms of Support Agreements attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 6, 2015, VASCO issued a press release regarding the Acquisition, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

On October 6, 2015, VASCO held a conference call with investors relating to the Acquisition and thereafter made available a webcast replay of that conference call on the investor relations section of VASCO’s website at http://ir.vasco.com. Copies of the prepared script for the conference call and a transcript of the conference call are attached to this Current Report on Form 8-K as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

The information contained in this Item 7.01 and the Exhibits referenced in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the Exhibits hereto, contains forward-looking statements (including forward-looking statements relating to the Acquisition) within the meaning of Section 21E of the Securities Exchange Act and Section 27A of the Securities Act. These forward-looking statements (1) are identified by use of terms and phrases such as “expect,” “believe,” “will,” “anticipate,” “emerging,” “intend,” “plan,” “could,” “may,” “estimate,” “should,” “objective,” “goal,” “possible,” “potential,” “project” and similar words and expressions, but such words and phrases are not the exclusive means of identifying them, and (2) are subject to risks and uncertainties and represent VASCO’s present expectations or beliefs concerning future events. VASCO cautions that the forward-looking statements are qualified by important factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. These risks, uncertainties and other factors include the risk that the Acquisition is not completed on a timely basis or at all; VASCO’s ability to integrate Silanis into the business of VASCO successfully and the amount of time and expense spent and incurred in connection with the integration; the risk that the revenue synergies, cost savings and other economic benefits that VASCO anticipates as a result of the Acquisition are not fully realized or take longer to realize than expected; and the risks, uncertainties and other factors that have been described in VASCO’s Annual Report on Form 10-K for the year ended December 31, 2014, which include, but are not limited to, (a) risks of general market conditions, including currency fluctuations and the uncertainties resulting from turmoil in world economic and financial markets, (b) risks inherent to the computer and network security industry, including rapidly changing technology, evolving industry standards, increasingly sophisticated hacking attempts, increasing numbers of patent infringement claims, changes in customer requirements, price competitive bidding and changing government regulations, and (c) risks specific to VASCO, including demand for its products and services, competition from more established firms and others, pressures on price levels and its historical dependence on relatively few products, certain suppliers and certain key customers. Thus, the results that VASCO actually achieves may differ materially from any anticipated results expressed in, or implied by, these statements. Except for VASCO’s ongoing obligations to disclose material information as required by the U.S. federal securities laws, VASCO undertakes no obligation to release publicly any updates or revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Arrangement Agreement, dated October 6. 2015, among VASCO Data Security International, Inc., 685102 N.B. Inc., Silanis Technology Inc., Silanis International Limited, Silanis Canada Inc. and Silanis Agent Inc.

10.1	Form of Support and Voting Agreements, entered into by VASCO Data Security International, Inc. and 685102 N.B. Inc. with STI, SIL and certain securityholders of STI and SIL.

The following Exhibits are furnished herewith.

99.1	VASCO Press Release dated October 6, 2015 announcing the Silanis acquisition.

99.2	Prepared script for October 6, 2015 Silanis Acquisition Conference Call.

99.3	Transcript of October 6, 2015 Silanis Acquisition Conference Call.

* Certain exhibits, schedules and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. VASCO undertakes to furnish supplementally copies of any such omitted items upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2015	VASCO Data Security International, Inc.

/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Arrangement Agreement, dated October 6. 2015, among VASCO Data Security International, Inc., 685102 N.B. Inc., Silanis Technology Inc., Silanis International Limited, Silanis Canada Inc. and Silanis Agent Inc.

10.1	Form of Support and Voting Agreement, entered into by VASCO Data Security International, Inc. and 685102 N.B. Inc. with STI, SIL and certain security holders of STI and SIL.

The following Exhibits are furnished herewith.

99.1	VASCO Press Release dated October 6, 2015 announcing the Silanis acquisition.

99.2	Prepared script for October 6, 2015 Silanis Acquisition Conference Call.

99.3	Transcript of October 6, 2015 Silanis Acquisition Conference Call.

* Certain exhibits, schedules and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. VASCO undertakes to furnish supplementally copies of any such omitted items upon request by the Securities and Exchange Commission.